UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 4, 2016

DUCOMMUN INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-08174	95-0693330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23301 Wilmington Avenue, Carson, California		90745-6209
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (310) 513-7200

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2016 Annual Meeting of Shareholders of Ducommun Incorporated (the “Company”) was held on May 4, 2016. At the meeting, the shareholders approved (1) the election of Robert C. Ducommun, Dean M. Flatt and Jay L. Haberland as directors to serve for three-year terms ending in 2019, (2) an advisory resolution on named executive compensation, and (3) the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016. The shareholder vote on these matters was as follows:

	For	Withheld	Broker Non-Votes
Election of Robert C. Ducommun for a three-year term expiring in 2019	7,081,165	1,729,679	1,718,599
Election of Dean M. Flatt for a three-year term expiring in 2019	8,378,590	432,254	1,718,599
Election of Jay L. Haberland for a three-year term expiring in 2019	7,247,856	1,562,988	1,718,599

	For	Against	Abstain	Broker Non-Votes
Advisory resolution on named executive compensation	8,467,794	313,696	29,354	1,718,599
Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm	10,464,171	59,196	6,076	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUCOMMUN INCORPORATED (Registrant)

Date: May 10, 2016	By:	/s/ James S. Heiser
James S. Heiser
Vice President and General Counsel